Summary of Significant Accounting Policies - Summary of Information Regarding Contract with Customer, Asset and Liability (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2020 INR (₨)	Mar. 31, 2020 USD ($)	Mar. 31, 2019 INR (₨)
Current assets:
Accounts receivable, net	₨ 4,456	$ 59.2	₨ 3,307
Non-Current Assets
Unbilled receivable	196	2.6	124
Contract acquisition cost	147	1.9	152
Current liabilities:
Deferred revenue	110	1.5	99
Non-current liabilities:
Deferred revenue	₨ 2,129	$ 28.2	₨ 1,800